Exhibit 99.2

Digital Realty the trusted foundation | powering your digital ambitions Global. Connected. Sustainable. 1Q20 FINANCIAL RESULTS MAY 2020

Navigating the Future Sustainable Growth for Customers, Shareholders and Employees DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 2 GLOBAL CONNECTED SUSTAINABLE

Prioritizing Health and Safety amid Global Pandemic Maintaining Resiliency DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 3 Employees and Vendors • Minimized on-site data center staffing and increased safety protocols, i.e. sanitation efforts, training • Coordination with suppliers to confirm their response plans and service continuity capacity • Consistent, robust communications cadence Communities • $1M global philanthropic effort to help combat the COVID-19 pandemic • Disaster recovery assistance and community reinvestment programs • Committed to the health, safety and well-being of employees, customers, vendors, and communities Customers • Increased communications with customers and partners re: screening efforts • Increased remote data center monitoring and management efforts to keep customer service strong • Equipped all data centers with sufficient supplies for full operations should remote operations become necessary

| 4 DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders Issued €1.4 Billion Euro-Denominated Green Bonds in January 2020 Named 2020 EPA ENERGY STAR® Partner of the Year Partnered with Citi to Supply Renewable Energy for Texas Portfolio ENVIRONMENTAL Committed to enhancing the well- being of our stockholders, customers, employees, vendors, and communities $1,000,000 philanthropic effort put forth to help combat the COVID-19 pandemic Employee gift-matching program and paid time off for volunteering SOCIAL Minimum stock ownership requirements instituted for directors and management Provided shareholders with the ability to propose amendments to the bylaws Provided shareholders with proxy access 2015 2018 2019 GOVERNANCE 2020 Enhanced Board diversity with the addition of three new Directors Received 2019 NAREIT Leader in the Light Award for Data Centers Disaster recovery assistance and community reinvestment programs

Expanding Global Platform Supporting Customer Growth


Manchester | 38k NRSF
Dublin | 22MW
London | 108MW
Brussels | 9MW
Paris | 35MW
Marseille | 15MW
Madrid | 12MW
Geneva | 59k NRSF
Zurich | 5MW
Stockholm | 12MW
Copenhagen | 9MW
Amsterdam | 99MW
Dusseldorf | 4MW
Frankfurt | 86MW
Vienna | 26MW

Strategic Combination with Interxion

Enhanced Presence in Major European Metro Areas

~440MW	103	11	15
Equipped Capacity	Data Centers	Countries	Metro Areas


interxion
A DIGITAL REALTY COMPANY


mapletree


westin building
EXCHANGE

DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 5

DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 6 Combining Two Leading Platforms in EMEA Further Solidifying Global Connection with Customers Collaborated on customer proposals for Paris, Amsterdam, Brussels, and a joint multi-location proposal across 6 metros globally Assessing fiber connectivity between data centers in overlapping metros Leveraging investment grade balance sheet to examine expansion opportunities Customers Growth Communities of Interest

Durable Business Model
Levered to Long-Term Secular Demand Drivers

		4Q19 CALL *February 10, 2020*	CURRENT *May 1, 2020*	Better/ Worse	2020E	2021E
MACROECONOMIC	Global GDP Growth Forecast [1]	2020E: 3.3%	2020E: -3.0%	▼	-3.3%	5.8%
	U.S. GDP Growth Forecast [1]	2020E: 2.0%	2020E: -5.9%	▼	-5.9%	4.7%
	U.S. Unemployment Rate [2]	3.6%	4.4%	▲	9.0%	6.8%
	Inflation Rate – U.S. Annual CPI Index [2]	2.3%	1.5%	▼	1.7%	2.1%
	Crude Oil ($/barrel) [3]	$50	$20	▼	$40	$50
	Control of White House, Senate and HoR [4]	D,R,D	D,R,D	◀▶	D,R,D	D,R,D
INTEREST RATES	Three-Month Libor (USD) [2]	1.7%	0.5%	▼	0.7%	0.9%
	10-Yr U.S. Treasury Yield [2]	1.6%	0.6%	▼	0.9%	1.4%
	GBP-USD [2]	1.29	1.25	▼	1.26	1.31
	EUR-USD [2]	1.09	1.10	▲	1.12	1.15
EQUITIES	S&P 500 [2]	3,352 (YTD 3.8%); P/E: 22.2x	2,831 (YTD -11.2%); P/E: 19.3x	▼	22.3x	17.5x
	NASDAQ 100 [2]	9,516 (YTD 8.9%); P/E: 29.1x	8,718 (YTD 2.3%); P/E: 26.9x	▼	27.1x	21.9x
	RMZ [2][5]	1,327 (YTD 3.8%); P/AFFO 19.7x	962 (YTD -24.8%); P/AFFO 16.8x	▼	16.8x	15.4x
INDUSTRY	IT Spending Growth Worldwide [6]	2020E: 3.4%	2020E: 3.4%	◀▶	3.4%	3.7%
	Server Shipment Worldwide [7]	2020E: 3.3%	2020E: 3.3%	◀▶	3.3%	2.2%
	Global Data Center IP Traffic [8]	CAGR 2016 - 2021E: 25%	CAGR 2016 - 2021E: 25%	◀▶	CAGR 2016 - 2021E: 25%	
	Global Cloud IP Traffic [8]	CAGR 2016 - 2021E: 27%	CAGR 2016 - 2021E: 27%	◀▶	CAGR 2016 - 2021E: 27%	

1) IMF World Economic Outlook, April 2020
2) Bloomberg
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month)
4) FiveThirtyEight- May 2020
5) Citi Investment Research - April 2020
6) Gartner: IT Spending, Worldwide (constant currency), January 2020
7) Gartner: Servers Forecast Worldwide, September 2019
8) Cisco Global Cloud Index: Forecast and Methodology, 2016-2021 – November 2018

DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 7

DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 8 Digital Transformation Driving Data Center Demand PlatformDIGITAL Poised to Capitalize Digital Transformation Leaders Major Players Contenders Participants Equinix Digital Realty NTT Cyxtera Telehouse Rackspace Interxion CoreSite CyrusOne STRATEGIES CAPABILITIES 1) McKinsey B2B Decision Maker Pulse Survey April 2020 (see Page 23). 2) Intricately Cloud Market Share Report 2019; Intricately State of Datacenter, Cloud and Applications Market Report 2019. 3) IDC MarketSpace: Worldwide Colocation & Interconnection Services 2019-2020 Vendor Assessment. Global Data Center Leader Driving Data Center Demand (3) 34 66 #X All Countries (1) Traditional Interactions Digitally-enabled interactions 1.9x Importance of digitally-enabled interactions vs traditional 27 x 8 Average # Enterprise Use POINTS OF PRESENCE (2) CLOUD SERVICES (2) Average # Enterprise Use

Financial Results DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 9

DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 10 Combination Creates Powerful Global Platform Expanded Customer Base and Reach Poised for Growth 4,000+ Customers 145,000+ Cross-Connects 44 Metros 275 Data Centers 86% Total Occupancy $2Bn of Development 188MW of Construction 34% Pre-Leased Global Presence Growth Customers and Communities 29% of Revenue from EMEA(1) 1) Adjusted to reflect a full quarter contribution from Interxion. Includes Interxion

Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions Note: Darker shading represents interconnection bookings. First quarter bookings are highlighted in lighter blue. Totals may not be exact due to rounding differences. 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. 1Q20 BOOKINGS BY PRODUCT(1)(2) $57.8 mm TURN-KEY FLEX® $0.5 mm POWERED BASE BUILDING® $7.5 mm COLOCATION $0.3 mm NON-TECHNICAL $8.6 mm INTERCONNECTION $74.8 mm TOTAL BOOKINGS HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT(1)(2) $ in millions 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 11 $0 $25 $50 $75 $100 Space & Power Interconnection Excludes Interxion

74 New Logos in 1Q20 AI-Powered Tech for Investment Management DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 $8.6mm Interconnection Bookings $16mm Bookings in APAC Social Media Application Communities of Interest Attracting New Logos (1) 1) Includes 54 new logos added by Digital Realty standalone and another 20 sourced by Ascenty. Does not include 45 new logos added by Interxion. | 12 Excludes Interxion Excludes Interxion Excludes Interxion Video Streaming

Top-Line Step Function Healthy Backlog Sets a Solid Foundation DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 13 Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Reflects expected commencement date at time of signing. BACKLOG ROLL-FORWARD(1) $ in millions COMMENCEMENT TIMING(2) $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture Backlog $90 $56 $43 $100 $26 $10 $16 $22 4Q19 Backlog Sign Commence 1Q20 Backlog $76 $21 $2 $100 $14 $8 $22 2020 2021 2022 Totals Excludes Interxion

Cycling Through Peak Vintage Renewals Colocation Contribution Boosts Overall Results 1Q20 RE-LEASING SPREADS Note: Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended March 31, 2020. RENTAL RATE CHANGE -9.3% CASH -2.7% GAAP RENTAL RATE CHANGE -17.2% CASH 2.4% GAAP RENTAL RATE CHANGE 2.0% CASH 2.0% GAAP | 14 DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 TURN-KEY FLEX® POWERED BASE BUILDING® COLOCATION TOTAL Signed renewal leases representing $25.6 million of annualized GAAP rental revenue Signed renewal leases representing $0.6 million of annualized GAAP rental revenue Signed renewal leases representing $65.8 million of annualized GAAP rental revenue Signed renewal leases representing $92.4 million of annualized GAAP rental revenue RENTAL RATE CHANGE -1.5% CASH 0.7% GAAP Excludes Interxion

Effective Economic Risk Mitigation Strategies Benefits of Scale and Diversification on Display Source: Bloomberg. Note: Totals may not add up due to rounding. 1) Includes DLR’s share of revenue from unconsolidated joint ventures. 2) Calculation based on annualized base rents (monthly contractual cash base rent before abatements under existing leases as of March 31, 2020 multiplied by 12). 3) Based on average exchange rates for the quarter ended March 31, 2020 compared to average exchange rates for the quarter ended March 31, 2019. 1.7% DECREASE 2.9% DECREASE U.S. DOLLAR INDEX 1Q19 1Q20 EXPOSURE BY REVENUE(1) 78% 0.9% 9% 4% 0.4% 3% 2% 1% USD CAD GBP EURO JPY HKD SGD AUD CUSTOMER CONCENTRATION BY REVENUE(2) EXCHANGE RATES(3) U.S. DOLLAR / BRITISH POUND U.S. DOLLAR / EURO DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 15 LATAM 2% Network 17% IT 18% Cloud 26% Content 17% Financial 12% Other Enterprise 7% Potential At-Risk Enterprise 5% Excludes Interxion 85 90 95 100 105 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20

Four Quarter Two-Step Beat, Dip, Shuffle, Bounce Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix. 2020E CORE FFO PER SHARE 1Q20 NOI Growth Strategic Capital COVID-19 Interxion 2Q20 3Q20 4Q20 DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 16 $1.53 Management Investments Includes Interxion

Prudently Financed Transaction Enhances Credit Profile Reflecting a Full-Quarter Contribution

Includes Interxion

Net Debt to Adjusted EBITDA[1]


6.6x
1.5x
5.1x
8%
Floating Rate Debt
0%
Floating Rate Debt[3]
1Q20 Reported
Pro Forma Adjustments[3]
1Q20 As Adjusted[3]

Fixed Charge Coverage Ratio[2]


3.8x
1.0x
4.8x
1Q20 Reported
Pro Forma Adjustments[3]
1Q20 As Adjusted[3]

1) Calculated as total debt at balance sheet carrying value, plus capital lease obligations, plus our share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA) multiplied by four. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix.
2) Fixed charge coverage ratio is Adjusted EBITDA divided by total fixed charges. Total fixed charges include interest expenses, capitalized interest, scheduled debt principal payments and preferred dividends for the quarter ended March 31, 2020. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix.
3) Pro forma for: the full physical settlement of the $1.1 billion forward equity agreements; the closing of our acquisition of a 49% ownership interest in the Westin Exchange Building from Clise Properties; and the proceeds therefrom repaying borrowings under our global revolving credit facilities and term loans.

DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 17

$1.5 $0.0 $0.0 $1.1 $1.6 $1.4 $1.7 $1.2 $1.1 $1.2 $1.3 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Unsecured Term Loan Unsecured Green Bonds ¥ Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT MATURITY SCHEDULE AS OF MARCH 31, 2020(1)(2) (U.S. $ in billions) 98% Unsecured Unsecured Secured Fixed Floating USD Euro GBP Other 92% Fixed 40% USD € £ £ £ £ 6.2 YEARS Weighted Avg. Maturity(1)(2) 3.0% Weighted Avg. Coupon(1) DEBT PROFILE € £ DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 18 € € € € Note: As of March 31, 2020. 1) Includes Digital Realty’s pro rata share of six unconsolidated joint venture loans and debt securities. Pro forma for: payoff of the secured loan for 731 East Trade on April 13, 2020 and full physical settlement of the forward equity agreements with proceeds therefrom used to repay borrowings under the global unsecured revolving credit facility. 2) Assumes exercise of extension options. Includes Interxion

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 19 SUCCESSFUL 1Q20 INITIATIVES 1.Enhancing Platform Value Closed Interxion combination, Westin acquisition and Mapletree disposition 2. Delivering Sustainable Growth for Stakeholders Received EPA ENERGY STAR® Partner of the Year award for energy management 3. Supporting Customers amid Global Pandemic Prioritizing health and safety while maintaining service levels 4. Strengthening the Balance Sheet Raised $650 million of equity 145,000+ Cross-Connects 100% Uptime $0.7 Bn Equity Capital

Appendix DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 20

Robust Long-Term Demand, Lumpy Near-Term Signings Diverse Customer Base + Product Offerings 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT(1)(2) $ in millions 1Q20 TRAILING FOUR-QUARTER AVERAGE BOOKINGS BY PRODUCT(1)(2) $50.9 mm TURN-KEY FLEX® $1.3 mm POWERED BASE BUILDING® $7.7 mm COLOCATION $0.5 mm NON-TECHNICAL $8.1mm INTERCONNECTION $68.6 mm TOTAL BOOKINGS 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 21 $0 $20 $40 $60 $80 Space & Power Interconnection Excludes Interxion

Firm Fundamentals Robust Demand, Rational Supply 1) Management estimates, based on a sub-set of Digital Realty metros (North America: Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA: Amsterdam, Dublin, Frankfurt, and London; APAC: Melbourne, Osaka, Singapore and Sydney). 2) Prior periods may be adjusted to reflect updated information. 3) Trailing 12-month market absorption divided by available data center construction. DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 22 NORTH AMERICA PERCENT LEASED (1Q20)(1) 1.3x 91% REGION 88% DIGITAL REALTY MEGAWATTS COMMISSIONED(1)(2) 2,557 2,964 1Q19 1Q20 EMEA PERCENT LEASED (1Q20)(1) 0.9x 89% REGION 80% DIGITAL REALTY MEGAWATTS COMMISSIONED(1)(2) 1,250 1,354 APAC PERCENT LEASED (1Q20)(1) 1.8x 84% REGION 84% DIGITAL REALTY MEGAWATTS COMMISSIONED(1)(2) 896 1,014 Market Absorption-to-Available Current Construction(3) Market Absorption-to-Available Current Construction(3) Market Absorption-to-Available Current Construction(3) 1Q19 1Q20 1Q19 1Q20 Excludes Interxion

Appendix Management Statements on Non-GAAP Measures DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 23 The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, (vii) gain on contribution to unconsolidated joint venture, net of related tax, and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and, accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

Appendix Forward-Looking Statements DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 24 This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; the expected benefits of InterXion transaction; expected physical settlement of the forward sale agreements and use of proceeds from any such settlement; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL™; the Westin Building Exchange and the related transaction; public cloud services spending; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our communities of interest; our expected Go to Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases , and related rental revenue; lag between signing and commencement of leases; our 2020 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices ; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; the impact of the COVID-19 pandemic on our or our customers’, suppliers’ or business partners’ operations; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2019 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 25

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent DIGITAL REALTY | 1Q20 FINANCIAL RESULTS | MAY 7, 2020 | 26 Note: For quarter ended March 31, 2020